Exhibit 10.2

PLEDGE AGREEMENT

(Pledge of Membership Interests by Members)

(SUNRISE SENIOR LIVING, INC.)

dated as of

June 16, 2011

By

EACH PLEDGOR A PARTY HERETO,

as the Pledgors

To

KEYBANK NATIONAL ASSOCIATION

as Agent for the Benefit of the Lenders

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of June 16, 2011 (herein as amended, supplemented or otherwise modified from time to time, this “Agreement”), is made by (i) each of the undersigned (herein, together with their respective successors, assigns, heirs and personal representatives, collectively, the “Pledgors” and, individually, each a “Pledgor”), whose address is set forth on Schedule I annexed hereto and incorporated herein by this reference, for the benefit of (ii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as agent for the benefit of the Lenders (herein, together with its successors and assigns, the “Agent”), whose address is 127 Public Square, 7th Floor, Cleveland, Ohio 44114:

PRELIMINARY STATEMENTS:

(A) This Agreement is made pursuant to the Credit Agreement of even date herewith (herein, as amended or otherwise modified from time to time, the “Credit Agreement”), among Sunrise Senior Living, Inc., a Delaware corporation (herein, together with its successors and assigns, the “Borrower”), KeyBank National Association as Administrative Agent, and the Lenders.

(B) Except as otherwise defined herein, terms that are defined in the Credit Agreement are used herein with the same meanings.

(C) The Credit Agreement provides, among other things, for the establishment of a revolving credit facility in the maximum amount of U.S. $65,000,000.00 by the Lenders for the Borrower (the “Facility”), which Facility shall be evidenced by one or more promissory notes (such note or notes referred to collectively as the “Note”).

(D) The Pledgor will derive financial benefits from the incurrence by the Borrower of the Secured Obligations (hereinafter defined), and this Agreement is made to induce the Lenders to extend the Secured Obligations.

(E) The Pledgor is the legal and beneficial owner of forty percent (40%) of the membership interests (hereinafter referred to collectively as the “Pledged Interests”) in CC3 Acquisition LLC, a Delaware limited liability company (herein, together with its successors and assigns, the “Company”), which Pledged Interests are listed on Schedule I. The Company directly or indirectly controls each of the entities that holds fee simple title to the 29 assets comprising the “CNL Portfolio”.

(F) It is a condition precedent to the establishment of the Facility for the Borrower under the Credit Agreement that the Note and the Loan Documents be secured by the Pledged Interests, and that the Pledgor, as the legal and beneficial owner of the Pledged Interests, shall have executed and delivered this Agreement to the Agent.

(G) The Pledgor desire to execute this Agreement to satisfy the condition described in the preceding paragraph.

NOW, THEREFORE, in consideration of the premises, and in order to induce the Agent to extend the Secured Obligations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees with the Agent as follows:

1. Security for Secured Obligations. This Agreement is made by the Pledgor to the Lender to secure:

(a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations and all interest on the Obligations and other related obligations (including obligations that, but for the automatic stay under section 362(a) of the Bankruptcy Code or other applicable provisions of law, are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party) and liabilities of the Borrower to the Lenders, under the Credit Agreement, whether now existing or hereafter incurred;

(b) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Fees, and all other obligations (including obligations that, but for the automatic stay under section 362(a) of the Bankruptcy Code or other applicable provisions of law, are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party) and liabilities of the Borrower and/or any other Loan Party to the Lender now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement or any other Loan Document, and the due performance and compliance by the Borrower and/or the other Loan Parties with all of the terms, conditions and agreements contained in the Credit Agreement and such other Loan Documents;

(c) any and all sums advanced by the Agent and/or the other Lenders in order to preserve any or all of the Pledged Collateral (as hereinafter defined) or preserve its security interest in the Pledged Collateral; and

(d) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a), (b) and (c) above, after an Event of Default (as such term is defined in the Credit Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Pledged Collateral, or of any exercise by the Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs.

All such obligations, liabilities, sums and expenses set forth in clauses (a) through (d) of this section 1 are herein collectively called the “Secured Obligations,” it being acknowledged and agreed that the “Secured Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

2. Security Pledge; Remedies. (a) As security for the due payment and performance of all Secured Obligations, each Pledgor hereby pledges, and grants to the Agent a first priority security interest in and an assignment of, all of the following, whether now existing or hereinafter arising (collectively, the “Pledged Collateral”):

(i) all of the Pledged Interests and any certificates representing the Pledged Interests and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Interests, and all dividends, distributions, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests;

(ii) all additional interests in, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, interests in any issuer of the Pledged Interests from time to time acquired by such Pledgor in any manner (which interests shall be deemed to be part of the Pledged Interests), any certificates or other instruments representing such additional interests, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional interests, and all dividends, distributions, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional interests, securities, warrants, options or other rights;

(iii) all of the right, title and interest of the Pledgor in the Organizational Documents of the Company;

(iv) all of such Pledgor’s rights and interest as a member of the Company, including, without limitation, such Pledgor’s voting, managerial and control rights, if any, as well as such Pledgor’s rights and interest in and to the profits and losses of the Company, whether now existing or hereafter arising, whether pursuant to the Organizational Documents of the Company, arising at law or in equity or otherwise;

(v) all of such Pledgor’s rights to receive distributions, in cash or in kind, as well as any right to any surplus or any monies due or to become due to such Pledgor in respect of the Company, whether now existing or hereafter arising, whether pursuant to the terms of the Organizational Documents of the Company, arising at law or in equity or otherwise;

(vi) all of such Pledgor’s interest, if any, in any property or assets of the Company; and

(vii) any and all proceeds, products, monies, claims for monies due or to become due, increases in ownership share and any other payments arising from or in connection with any of the foregoing Pledged Collateral. (For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Pledgor or the Agent from time to time with respect to any of the Pledged Collateral.)

Such security interest shall include, without limitation, any and all rights and remedies of a secured party under the UCC from time to time, or otherwise provided by applicable law.

(b) Subject to the provisions of sections 2(d) and (e) hereof, notwithstanding the pledge, delivery and the granting of a security interest in the Pledged Collateral hereunder, each Pledgor (i) shall continue to be a member of the Company and shall be entitled to exercise all voting, consent, managerial, election and other rights, if any, that it may have relating to the Pledged Collateral, including, without limitation, the right to designate a manager for the Company and (ii) shall continue to receive from the Company any and all dividends, cash and other distributions made by the Company in the ordinary course of its business.

(c) If any Pledgor shall become entitled to receive or shall receive (i) any instrument, certificate, option or right, whether as an addition to, in substitution of, or in exchange for, the Pledged Collateral or any part thereof, such Pledgor shall accept any such instruments as the Agent’s agent, shall hold them in trust for the Agent and shall deliver them forthwith to the Agent in the exact form received, with such Pledgor’s endorsement when necessary, to be held by the Agent, subject to the terms and conditions hereof, as further collateral security for the Secured Obligations, and (ii) any distribution or distributions (whether in cash or in kind) of any kind whatsoever from the Company from the Borrower in violation of the terms and conditions of the Credit Agreement , such distribution or distributions immediately shall be paid to the Agent and shall be applied as a prepayment of the Facility.

(d) Following the occurrence of any Event of Default, and after giving notice with the right to cure to the other members of the Company as set forth in section 2(i) below, the Agent shall have all rights and remedies available at law or equity, including, without limitation, all rights and remedies available under this Agreement and the other Loan Documents and all rights and remedies available under the UCC.

(e) Following the occurrence of any Event of Default, and after giving notice with the right to cure to the other members of the Company as set forth in section 2(i) below, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale, and the notice of repossession referred to below) to or upon any Pledgor or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect the Pledged Collateral not then in the possession of the Agent and sell the Pledged Collateral at a public or private sale, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere, for cash or credit, with right to any purchaser upon any such sale to purchase, to the extent permitted by law, the Pledged Collateral so sold, free of any right or equity of redemption of any Pledgor in such Pledged Collateral, which right or equity is hereby expressly waived and released to the extent permitted by law, and the Agent or any Lender may be a purchaser in such sale and may apply (in its sole discretion) all or any portion of the unpaid amount of any of the Secured Obligations against the purchase thereof, provided, however, other than in the case of any of the Pledged Collateral that the Agent determines to be declining speedily in value or that is customarily sold in any securities exchange, over the counter market or other recognized market, in the case of (i) any public sale, the Agent shall give at least ten days’ notice to the Pledgor of the time and place of any public sale and (ii) any private sale, such sale shall be conditioned upon the Agent providing notice of such sale terms to the Pledgor and not consummating such sale until ten days after provision of such notice. Such notice of public or private sale shall be deemed to be reasonable notification of such matters. Each Pledgor hereby consents to the admission as a member of the Company of any purchaser (upon the written request of such purchaser served upon the Company) of the Pledged Collateral, upon a sale of the Pledged Collateral, and agrees that such purchaser of the Pledged Collateral shall be a transferee of all of such Pledgor’s right, title and interest in the Pledged Collateral, including, without limitation, any voting, management or other control rights subject to the terms of the Organizational Documents.

(f) In connection with the enforcement by the Agent of any remedies available to the Agent as a result of any Event of Default, after notice by the Agent with the right to cure to the other members of the Company as set forth in section 2(i) below, each Pledgor agrees to (and to cause the Company to, to the extent of such Pledgor’s right) join and cooperate fully, in each case at the Agent’s election, with the Agent, any receiver and/or the successful bidder or bidders at any sale of the Pledged Collateral, in a filing of an application (and furnishing any additional information that may be required in connection with such application) with all applicable federal, state and local governmental authorities, to the extent required by law, requesting their prior approval of the transfer of control of the Company (including, without limitation, the admission of any purchaser of the Pledged Collateral as a member of the Company as provided in section 2(e)) or assignment of all licenses, authorizations and permits issued to the Company by any such authorities to the receiver or to the successful bidder or bidders, including, without limitation, the Agent. In connection with the foregoing, each Pledgor shall (and shall cause the Company to, to the extent of such Pledgor’s right) take such further actions, and execute all such instruments, as the Agent reasonably deems necessary or desirable to carry out the purposes of this provision. Each Pledgor agrees that the Agent may enforce any obligations of such Pledgor as set forth in this provision by specific performance.

(g) The proceeds of any sale as aforesaid shall be applied as provided in the order of priority indicated as follows:

(i) First, to the payment of all reasonable costs and expenses, fees, commissions and taxes at any time and from time to time incurred by the Agent under or in connection with the administration or enforcement of this Agreement or the other Loan Documents (including, without limitation, the fees and expenses of counsel employed by the Agent in connection therewith) and the payment of all indemnities at any time and from time to time payable to the Agent under or in connection with this Agreement or any of the other Loan Documents;

(ii) Second, to the payment of the Secured Obligations as the Agent may determine; and

(iii) Third, to the Pledgor or to whomsoever shall be lawfully entitled thereto.

(h) Following the occurrence of any Event of Default, and after giving notice with the right to cure to the other members of the Company as set forth in section 2(i) below, the Agent shall be entitled to appointment of a receiver or trustee to assume, upon receipt of all necessary judicial or other governmental authority, consents or approvals, control of or ownership of the Pledged Collateral. Such receiver or trustee shall have all rights and powers provided to it by law or by court order or provided to the Agent under this Agreement.

(i) Agent acknowledges and agrees that, prior to exercising any rights or remedies with respect to the Pledged Interests, it shall provide notice of Agent’s intent to realize upon the Pledged Interests to the members (other than any Pledgor) of the Company and shall give such members the same period of time to cure the defaults (to the extent such defaults are capable of being cured) as the Borrower or applicable Loan Party has (or had) to remedy such defaults under the Loan Documents. The cure period extended to such member of the Company shall begin to run upon delivery of the applicable notice by Agent

3. Representations, Warranties and Covenants. (a) Each Pledgor represents and warrants to Agent and the Lenders that:

(i) such Pledgor, (i) is a duly organized or formed and validly existing corporation, partnership, limited liability company or irrevocable trust, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership, limited liability company or trust power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (ii) has duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect;

(ii) such Pledgor has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement. Such Pledgor has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding agreement or obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iii) neither the execution, delivery and performance by such Pledgor of this Agreement nor compliance with the terms and provisions hereof, nor the consummation of the loan transactions contemplated in the Loan Documents (i) will contravene any provision of any Law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Pledgor or its properties and assets; (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created under this Agreement and the other Pledge Agreements and the Senior Mortgage) upon any of the property or assets of such Pledgor pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement or any other material agreement or other instrument to which such Pledgor is a party or by which it or any of its property or assets are bound or to which it may be subject; (iii) will violate any provision of the articles or certificate of incorporation, code of regulations, by-laws or other Organizational Document of the Pledgor; or (iv) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any of the Senior Loan Documents;

(iv) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by such Pledgor of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement, except for any filings or recordings necessary to perfect the Liens provided for under this Agreement

(v) there exists no equity interests (including, but not limited to, warrants, options or other rights) in the Company other than the membership interests described in Schedule II;

(vi) the Pledged Interests are a “security” as defined in and governed by Article 8 of the UCC as in effect in the State in which the Company is a registered organization and to the extent the Pledged Interests are represented by certificates or other evidence of ownership, the Pledgor has given such certificates to the Agent, accompanied by such duly executed instruments of assignment as the Agent may request;

(vii) such Pledgor owns such Pledged Collateral free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest therein, except for the pledge and security interest granted to the Agent hereunder;

(viii) such Pledgor’s exact legal name, State of formation and organizational identification number (if any), are as set forth on Schedule I and such Pledgor is a registered organization is such State. The Pledgor shall notify the Agent in writing of any change in its name or State of principal residence or formation or qualification as a registered organization in such State, not later than thirty days after the occurrence of any such change;

(ix) this Agreement constitutes, creates and grants a valid first priority security interest in and an assignment of the Pledged Collateral, subject to no prior security interest, assignment, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor that would include the Pledged Collateral hereby pledged by the Pledgor or any portion thereof;

(x) the execution and delivery by such Pledgor of this Agreement and the security interest granted herein does not violate (A) the Organizational Documents of such Pledgor, if applicable, or the Company or the Borrower or any indenture, mortgage, bank loan or credit agreement, or other agreement to which such Pledgor or the Company or the Borrower or any Affiliate of the Pledgor or the Company or the Borrower is a party or by which any of their respective properties or assets may be bound, including, without limitation, the Loan Documents; (B) any provision of any applicable law, rule or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to such Pledgor or the Company or the Borrower; or (C) any restriction on the transfer or encumbrance of the Pledged Collateral;

(xi) no consent, license, approval or authorization of, exemption by, or registration with any governmental instrumentality is required to be obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, and no consent of any other person or entity is required for any of the foregoing;

(xii) the Agent has been tendered a true and correct copy of the Organizational Documents of the Company and of the Borrower and of the Pledgor, if applicable, together with any and all amendments and supplements thereto; other than the amendments and supplements so provided, there are no agreements, whether oral or written, that modify the terms of any of such Organizational Documents;

(xiii) all of the necessary documents for the creation and continued existence of the Company and the Borrower and the Pledgor, if applicable, have been fully executed by each of the parties thereto, and each such document is in full force and effect in accordance with its terms; and each of the parties to each such document is in full compliance with all of the requirements, terms, conditions and covenants of the same; and

(xiv) each Pledgor has received and reviewed a copy of the Credit Agreement and all of the other Loan Documents.

(b) Each Pledgor hereby covenants and agrees with the Agent as follows:

(i) the Pledgors (A) shall cause the Company to make a notation on its records, which notation shall indicate the security interest granted hereby, (B) shall deliver to the Agent, concurrently herewith, all certificates (if any) that evidence their respective Pledged Interests, and (C) hereby authorizes the Agent to file financing statements (and any amendments thereto and continuations thereof) containing a description of the Pledged Collateral pursuant to the UCC as the Agent may reasonably require from time to time to perfect the security interest granted hereby;

(ii) so long as the Secured Obligations shall be outstanding and unpaid, in whole or in part, such Pledgor will not consent to or approve the creation of any new, additional or substitute equity interests in the Company, other than the Pledged Collateral;

(iii) so long as the Secured Obligations shall be outstanding and unpaid, in whole or in part, such Pledgor will not, without the prior written consent of the Agent, which may be granted or withheld in its sole discretion, sell, convey or otherwise dispose of the Pledged Collateral or any interest therein, create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to the Pledged Collateral, other than that created hereby;

(iv) such Pledgor shall, at any time and from time to time upon the written request of the Agent, execute and deliver such further documents and do such further acts and things as the Agent may reasonably request to effect the purposes of this Agreement;

(v) such Pledgor shall defend all of the right, title and interest of the Agent in and to the Pledged Collateral against all claims and demands;

(vi) such Pledgor shall promptly notify the Agent of any event of which such Pledgor becomes aware causing a material loss or depreciation in value of the Pledged Collateral, and shall provide financial statements of such Pledgor to the Agent upon the Agent’s reasonable request; and

(vii) such Pledgor shall not do any of the following without the prior written consent of the Agent:

(A)	vote or agree to dissolve the Company;

(B)	vote or agree to amend the charter documents including the Organizational Documents of the Company except for amendments which do not adversely affect Agent’s or Lender’s rights in any material respect;

(C)	withdraw capital, make or take distributions (unless permitted by the express terms of the Credit Agreement or this Agreement), or borrow from the Company;

(D)	vote or agree to amend certificates or other evidence of the Pledged Interests, or otherwise elect that the Pledged Interests shall no longer be covered or governed by Article 8 of the UCC as in effect in the State in which the Company is a registered organization;

4. Indemnification. Each Pledgor shall indemnify the Agent against, and shall hold it free and harmless from, any and all claims, demands, lawsuits, judgments, awards, costs and expenses, including (but not limited to) reasonable attorneys’ fees, and any other liabilities whatsoever incurred by the Agent as the result of a breach by such Pledgor of this Agreement or its representations or warranties herein.

5. Agent as Attorney-In-Fact.

(a) Each Pledgor does hereby make, constitute and appoint the Agent, and any officer or agent of the Agent, with full power of substitution, as such Pledgor’s attorney-in-fact, with power, in its own name or in the name of such Pledgor, upon the occurrence and during the continuance of an Event of Default, and after giving notice with the right to cure to the other members of the Company as set forth in section 2(i) above, generally to do (to the extent so permitted) at the Agent’s option, at any time or from time to time, all acts and things that the Agent deems necessary to protect, preserve and realize upon the Pledged Collateral and the Agent’s security interest therein to effect the intent of this Agreement, all as fully and effectually as such Pledgor might or could do; and such Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Secured Obligations shall be outstanding.

(b) Solely with respect to Article 8 Matters (as hereinafter defined), the Pledgor hereby irrevocably grants and appoints the Agent as such Pledgor’s true and lawful proxy, for and in such Pledgor’s name, place and stead, upon the occurrence and during the continuance of an Event of Default, and after giving notice with the right to cure to the other members of the Company as set forth in section 2(i) above, to vote the Pledged Interests in the Company by such Pledgor, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters. The proxy granted and appointed in this section 5(b) shall include the right to sign such Pledgor’s name (as a member of the Company) to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Interests that applicable Law may permit or require, to cause the Pledged Interests to be voted in accordance with the preceding sentence. The Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter and the Pledged Interests that such Pledgor may have granted or appointed. No Pledgor shall give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect. As used in this section 5(b), “Article 8 Matter” means any action, decision, determination or election by the Company or its members that its membership interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, determination or election. The proxies and powers granted by the Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of such Pledgor’s obligations.

6. Agent’s Duties and Rights. (a) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein.

(b) The Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by any Pledgor and, with respect to all matters pertaining to this Agreement and the duties hereunder, upon advice of counsel selected by it.

(c) The Agent shall be entitled to exercise any and all of the rights granted hereunder irrespective of (i) the validity or enforceability of any of the Secured Obligations or of any promissory note or other document evidencing all or any part of the Secured Obligations; (ii) the absence of any attempt to collect the Secured Obligations from the Borrower or any guarantor or other action to enforce the same; (iii) the waiver or consent by the Agent with respect to any provision of any instrument evidencing any of the Secured Obligations, or any part thereof, or any other agreement now or hereafter executed by the Borrower and delivered to the Agent, except to the extent that as a result of such waiver or consent, no Event of Default exists that allows the Agent to take action hereunder; (iv) failure by the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Secured Obligations; (v) the Agent’s election, in any proceeding instituted under the Bankruptcy Code or the application of section 1111(b)(2) thereof; (vi) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under section 364 of the Bankruptcy Code; (vii) the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the Agent’s claim(s) for repayment of the Secured Obligations; or (viii) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Borrower, the Company or any Pledgor.

7. This Section has been intentionally left blank.

8. Cumulative Remedies. The rights and remedies herein provided and provided in the Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the UCC.

9. Severability. The provisions of this Agreement are severable and, if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

10. Successors and Assigns. This Agreement shall be binding upon each Pledgor and their respective successors, assigns, heirs and personal representatives and shall inure to the benefit of the Agent, provided, however, that the obligations of any Pledgor under this Agreement may not be assigned or delegated. Nothing herein nor in the other Loan Documents shall impose any obligation upon the Agent, under the Organizational Documents of the Company or otherwise, unless or until the Agent shall have succeeded to the ownership of the Pledged Interests, and then any such obligation shall be prospective only from the date of such succession.

11. Waivers. (a) The obligations of the Pledgors under this Agreement shall be performed without demand by the Agent and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of any of the other Loan Documents and without regard to any other circumstance that might otherwise constitute a legal or equitable discharge of a surety or a guarantor.

(b) Each Pledgor hereby waives the following:

(i) diligence, presentment, demand of payment (except as expressly required hereunder), filing of claims with a court in the event of receivership or bankruptcy of the Company or the Borrower, protest or notice with respect to the Secured Obligations, all setoffs and counterclaims and all presentments, demands for performance, all notices with respect to the other Loan Documents and this Agreement that may be required by statute, rule of law or otherwise to preserve the Agent’s rights against each Pledgor under this Agreement, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by the Borrower of any obligation or indebtedness, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement, promptness in commencing suit and the benefits of all statutes of limitation and all other demands (except as expressly required hereunder) whatsoever (and shall not require that the same be made on the Company or the Borrower as a condition precedent to each Pledgor’s obligations hereunder);

(ii) all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise;

(iii) all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Secured Obligations is due (except as expressly required hereunder), notices of any and all proceedings to collect from the maker, any endorser or any other pledgor of all or any part of the Secured Obligations, or from any other person and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of all or any part of the Secured Obligations;

(iv) any and all benefits and defenses under any applicable law that may limit any Pledgor’s liability if the Borrower had no liability at the time of execution of the Note or any other Loan Document, or thereafter ceases to be liable;

(v) any and all benefits and defenses under any applicable law that may limit any Pledgor’s liability if such liability is larger in amount and more burdensome than that of the Borrower;

(vi) the benefit of all principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Agreement, and each Pledgor agrees that its obligations shall not be affected by any circumstances, whether or not referred to in this Agreement, that might otherwise constitute a legal or equitable discharge of a surety or a guarantor;

(vii) the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder; and

(viii) all rights to require the Agent to (A) proceed against the Borrower or any guarantor of the Borrower’s payment or performance or provider of security therefor (an “Other Guarantor”); (B) proceed against or exhaust any collateral held by the Agent to secure the repayment of the Secured Obligations; or (C) pursue any other remedy it may now or hereafter have against the Borrower.

(c) Each Pledgor hereby waives any objection it may have, and any right to notice thereof, as a result of any action by the Agent, acting on its own behalf or through an agent (i) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Secured Obligations, or to otherwise modify, amend or change the terms of any of the Loan Documents; (ii) to accept partial payments on all or any part of the Secured Obligations; (iii) to take and hold security or collateral for the payment of all or any part of the Secured Obligations, this Agreement or any guaranties of all or any part of the Secured Obligations or other liabilities of the Borrower; (iv) to exchange, enforce, waive and release any such security, collateral or guaranties; (v) to apply such security or collateral and direct the order or manner of sale thereof as in its reasonable discretion it may determine; and (vi) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the

Secured Obligations, this Agreement, any guaranty of all or any part of the Secured Obligations and any security or collateral for the Secured Obligations. Any of the foregoing may be done in any manner, without affecting or impairing the Secured Obligations of any Pledgor hereunder.

(d) Each Pledgor understands that the exercise by the Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate such Pledgor’s right of subrogation against the Company or the Borrower and that such Pledgor may therefore incur a partially or totally nonreimbursable liability under this Agreement. Nevertheless, each Pledgor hereby authorizes and empowers the Agent to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, that may then be available, because it is the intent and purpose of such Pledgor that the obligations under this Agreement shall be absolute, independent and unconditional under any and all circumstances. Each Pledgor expressly waives any defense (which defense, if such Pledgor had not given this waiver, such Pledgor might otherwise have) to a judgment against such Pledgor by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, each Pledgor hereby expressly waives any and all benefits under any applicable law that, if such Pledgor had not given this waiver, (i) would otherwise limit such Pledgor’s liability after a nonjudicial foreclosure sale to the difference between the obligations of such Pledgor under this Agreement and the fair market value of the property or interests sold in such nonjudicial foreclosure sale; (ii) would otherwise limit the Agent’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale; and (iii) would otherwise require the Agent to exhaust all of its security before a personal judgment could be obtained for a deficiency. Notwithstanding any foreclosure of the Lien of any other Loan Document, whether by the exercise of the power of sale contained in the instrument, by an action for judicial foreclosure or by the Agent’s acceptance of a deed in lieu of foreclosure or similar, each Pledgor shall remain bound under this Agreement.

(e) Each Pledgor also waives any right or defense based upon an election of remedies by the Agent, even though such election (e.g., foreclosure with respect to any collateral held by the Agent to secure repayment of the Secured Obligations) may destroy or otherwise impair the subrogation rights of such Pledgor or the right of such Pledgor (after payment of the obligations guaranteed by such Pledgor under this Agreement) to proceed against the Company or the Borrower for reimbursement, or both.

12. Setoff. In addition to and not in limitation of all rights of offset that the Agent may have under applicable law and subject to the limitations contained in Section 10.09 of the Credit Agreement, upon the occurrence and during the continuance of any Event of Default, and whether or not the Agent has made any demand or the Secured Obligations of the Borrower or of the Pledgors have matured, the Agent shall have the right to appropriate and apply to the payment of the Secured Obligations (a) all deposits and other obligations then or thereafter owing by the Agent to the Pledgors and (b) any moneys, credits or other property belonging to the Pledgors, at any time held by or coming into the possession of the Agent. The Agent shall provide prompt notice to the Pledgors of any setoff rights so exercised.

13. Financial Information. Each Pledgor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other pledgor of all or any part of the Secured Obligations and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations, or any part thereof, that diligent inquiry would reveal, and each Pledgor hereby agrees that the Agent shall have no duty to advise such Pledgor of information known to the Agent regarding such condition or any such circumstances. In the event the Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Pledgor, the Agent shall be under no obligation (a) to undertake any investigation not a part of its regular business routine; (b) to disclose any information that the Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential; or (c) to make any other or future disclosures of such information or any other information to any Pledgor.

14. No Marshaling; Reinstatement. Each Pledgor consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any Pledgor or any other person or against or in payment of any or all of the Secured Obligations. Each Pledgor further agrees that, to the extent that the Borrower, such Pledgor or any other guarantor of all or any part of the Secured Obligations makes a payment or payments to the Agent, or the Agent otherwise receives any proceeds of the Pledged Collateral, which payment or payments or receipt or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, the Pledgors, such other guarantor or any other person, or their respective estates, trustees, receivers or any other person under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Secured Obligations that has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

15. Subrogation, Contribution, etc. Until the Loan and the Secured Obligations (other than unasserted indemnity obligations) have been fully and indefeasibly paid in cash and satisfied, the Agent has released, transferred or disposed of all its rights, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by the Borrower or others to the Agent with respect to the Secured Obligations or Loan could be deemed a preference under the Bankruptcy Code, each Pledgor hereby irrevocably subordinates and agrees not to assert (a) any claim, right or remedy, direct or indirect, that such Pledgor now or may hereafter have against the Borrower, any assets of the Borrower or against any other person or any collateral or security for the Secured Obligations in connection with the performance by such Pledgor of its obligations hereunder or under the other Loan Documents or Senior Loan Documents, whether such claim, right or remedy arises in equity, under contract, by statute (including, without limitation, under section 509 of the Bankruptcy Code), under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement, indemnification or contribution that such Pledgor now has or may hereafter have against the Borrower; (ii) any right to enforce, or to participate in, any claim, right or remedy that the Agent now has or may hereafter have against the Borrower; and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Agent; and (b) any right of contribution such Pledgor may have against any other person liable (whether as a primary obligor or otherwise) for all or any of the Secured Obligations. Each Pledgor further agrees that, to the extent the foregoing waiver with respect to its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Pledgor may have against the Borrower or against any collateral or security, and any rights of contribution such Pledgor may have against any other pledgor, shall be subordinated to the payment of the Secured Obligations as set forth in section 16.

16. Subordination. Each Pledgor agrees that any and all claims of such Pledgor against the Company, the Borrower, any endorser or any other pledgor of all or any part of the Secured Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior full and indefeasible payment, of all Secured Obligations. Notwithstanding any failure of any Pledgor to ask, demand, sue for, take or receive any payment from the Company or the Borrower, all rights, liens and security interests of the Pledgors, whether now or hereafter arising and howsoever existing, in any assets of the Borrower (whether constituting part of the security or collateral given to the Agent to secure payment of all or any part of the Secured Obligations or otherwise) shall be and hereby are subordinated to the rights of the Agent against the Company and the Borrower and in those assets. No Pledgor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations (other than unasserted indemnity obligations) shall have been fully paid in cash and satisfied. If all or any part of the assets of the Company or the Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the Company or the Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of the Company or the Borrower is dissolved or if substantially all of the assets of the Company or the Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of the Company or the Borrower to any Pledgor (“Borrower Indebtedness”) shall be paid or delivered directly to the Agent for application on any of the Secured Obligations, due or to become due, until such Secured Obligations shall have first been fully paid in cash. Each Pledgor irrevocably authorizes and empowers the Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Pledgor such proofs of claim and take such other action, in the Agent’s own name or in the name of such Pledgor or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Agreement. The Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made on the Borrower Indebtedness in whatever form the same may be paid or issued and apply the same on account of any of the Secured Obligations. Subject to the provisos to the first sentence of this section 16, should any payment, distribution, security or instrument or proceeds thereof be received by any Pledgor upon or with respect to Borrower Indebtedness prior to the full and indefeasible payment of all of the Secured Obligations (other than unasserted indemnity obligations) and such Secured Obligations being satisfied, such Pledgor shall receive and hold the same in trust, as trustee, for the benefit of the Agent, and shall forthwith deliver the same to the Agent in precisely the form received (except for the endorsement or assignment of such Pledgor where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Pledgor as the property of the Agent. If any Pledgor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees are hereby irrevocably authorized to make the same. Each Pledgor agrees that until the Secured Obligations have been fully and indefeasibly paid (other than unasserted indemnity obligations), such Pledgor will not assign or transfer to any person any claim such Pledgor has or may have against the Company or the Borrower.

17. Enforcement; Amendments; Waivers. No delay on the part of the Agent in the exercise of any right or remedy arising under this Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Secured Obligations, the Pledged Collateral or any other guaranty of or security for all or any part of the Secured Obligations shall operate as a waiver thereof, and no single or partial exercise by the Agent of any such right or remedy shall preclude any further exercise thereof. Failure by the Agent at any time or times hereafter to require strict performance by the Borrower, any Pledgor, any other pledgor of all or any part of the Secured Obligations or any other person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such persons and delivered to the Agent shall not waive, affect or diminish any right of the Agent at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Agent or its agents, officers or employees, unless such waiver is contained in a written instrument, directed and delivered to the Borrower or the Pledgors or any other Loan Party, as applicable, specifying such waiver. No waiver of any Event of Default by the Agent shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Agent permitted hereunder shall in any way affect or impair the Agent’s rights and remedies or the Secured Obligations of the Pledgors under this Agreement. Any determination by a court of competent jurisdiction of the amount of any Secured Obligation owing by the Borrower to the Agent shall be conclusive and binding on each Pledgor irrespective of whether such Pledgor was a party to the suit or action in which such determination was made. The provisions of this Agreement may be amended only by an instrument in writing signed by the party or parties against whom the same is to be enforced.

18. Effectiveness; Termination. This Agreement shall become effective upon its execution by the Pledgors and shall continue in full force and effect and may not be terminated or otherwise revoked until the Secured Obligations (other than unasserted indemnity obligations) shall have been fully paid or otherwise finally and irrevocably satisfied. Each Pledgor hereby expressly waives the benefits of any law purporting to allow a pledgor to revoke a continuing pledge with respect to any transactions occurring after the date of the pledge. If, notwithstanding the foregoing, any Pledgor shall have any right under applicable law to terminate or revoke its pledge hereunder, such Pledgor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by such Pledgor, is actually received by the Agent. Such notice shall not affect the right and power of the Agent to enforce rights arising prior to receipt thereof by the Agent. If the Lenders make loans or otherwise extends credit to or for the benefit of the Borrower or take any other action after any Pledgor terminates or revokes this Agreement but before the Agent receives such written notice, the rights of the Agent with respect thereto shall be the same as if such termination or revocation had not occurred.

19. Advice of Counsel. Each Pledgor warrants that it has consulted with its respective legal counsel regarding all waivers under this Agreement, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing and that it intends that such waivers shall be a material inducement to the Agent to extend the Secured Obligations secured hereby.

20. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

Pledgors:

Sunrise Senior Living Investments, Inc.

c/o Sunrise Senior Living, Inc.

7900 Westpark Drive

Suite T-900

McLean, VA 22102

Attention: General Counsel and Chief Financial Officer

Telephone: (703) 854-0334 and (703) 744-1833

Telecopier: (703) 744-1628

Electronic Mail: marc.richards@sunriseseniorliving.com and david.haddock@sunriseseniorliving.com

Website Address: www.sunriseseniorliving.com

with a courtesy copy to:

Maslon Edelman Borman & Brand, LLP

3300 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402-4140

Attention: Joseph Alexander

Telephone: (612) 672.8369

Facsimile: (612) 642.8369

Electronic Mail: joseph.alexander@maslon.com

Agent:

KeyBank National Association

127 Public Square

Cleveland, Ohio 44114

Attention: Henry A. Alonso

Telephone: (216) 689-3824

Telecopier: (216) 689-5970

Electronic Mail: Henry_Alonso@KeyBank.com

with a courtesy copy to:

KeyBank National Association

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

Attention: Amy L. MacLearie

Telephone: (216) 813-6935

Telecopier: (216) 357-6383

Electronic Mail: amy_l_maclearie@keybank.com

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Rejection or refusal to accept or inability to deliver because of changed addresses shall be deemed a receipt of such notice. The effectiveness of such notice will not be affected by the giving or lack thereof of courtesy copies of such notice.

If any day on which any notice, demand, instruction or other communication is given or sent by any party hereto is not a Business Day, such notice, demand, instruction or other communication shall be deemed to have been given or sent on the Business Day next succeeding such non-Business Day.

21. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

22. Submission to Jurisdiction. ALL DISPUTES BETWEEN ANY PLEDGOR AND THE AGENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED WITHIN NEW YORK CITY, STATE OF NEW YORK, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE AGENT SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST ANY PLEDGOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE AGENT IN GOOD FAITH TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING (AS AFORESAID), INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

23. Service of Process. EACH PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE COURTS REFERENCED IN SECTION 22 IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,

POSTAGE PREPAID, TO SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 20, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING OR AT SUCH EARLIER TIME AS MAY BE PROVIDED UNDER APPLICABLE LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH PLEDGOR IN ANY OTHER JURISDICTION.

24. Limitation of Liability. NEITHER THE AGENT NOR ANY LENDER SHALL HAVE ANY LIABILITY TO ANY PLEDGOR (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY ANY PLEDGOR, AND EACH PLEDGOR HEREBY WAIVES AND RELEASES ANY CLAIMS IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH, UNLESS (AND THEN ONLY TO THE EXTENT) IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT OR ANY LENDER THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE, WILLFUL MISCONDUCT, BREACH OF CONTRACT OR KNOWING OR GROSSLY NEGLIGENT VIOLATIONS OF APPLICABLE REQUIREMENTS OF LAW.

25. Waiver of Jury Trial. EACH PLEDGOR AND THE AGENT WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE AGENT AND ANY PLEDGOR ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. EACH PLEDGOR AND THE AGENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES BENEFITED OR BURDENED HEREUNDER TO THE WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

26. Secondary Market Transactions. Each Pledgor acknowledges that pursuant to the Loan Documents, the Agent or any Lender may sell all or any portion of its interest in the Note and such Pledgor agrees that the pledge herein made and the rights and benefits inuring to the Agent shall inure to its successors and assigns as if such persons were the original Agent hereunder. The Agent agrees that, if one or more participations are granted in the Note, the then holder of the participated Note shall be deemed the servicing agent for all participants with the sole authority to exercise the remedies of the Agent thereunder and the Borrower shall be entitled to, and shall, only rely on the requests and directives of the then Agent. Each Pledgor agrees to execute and deliver such instruments to any such successor or assign, including, without limitation, a new pledge agreement in identical in form and substance to this Agreement, that evidence the rights of such successor or assign to the Pledged Collateral.

27. Enforcement Expenses. Each Pledgor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Agent in connection with the enforcement of this Agreement, any amendment, waiver or consent relating hereto, and defending or protecting the Agent’s interest in this Agreement or any Pledged Collateral from and against any claim or assertion made by any person, including, without limitation, any judicial or non-judicial action, suit or proceeding arising out of or in connection with this Agreement or the Agent’s position as secured party or beneficiary under this Agreement (including, without limitation, the reasonable fees and disbursements of counsel employed by the Agent).

28. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

29. Counterparts. This Agreement may be signed in counterparts with the same effect as if the signatures thereof and hereto were upon the same instrument.

30. Gender. References to one gender or neuter herein shall apply to the other gender or neuter as the case may be.

(Signatures are on the following page.)

IN WITNESS WHEREOF, the undersigned hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGORS:

SUNRISE SENIOR LIVING INVESTMENTS, INC.

By	/s/ Edward Burnett
Name:	Edward Burnett
Title:	Vice President

AGENT:

KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders

By:	/s/ Amy L. MacLearie
Name:	Amy L. MacLearie
Title:	Closing Officer - AVP

Signature Page To

Membership Interest

Pledge Agreement

SCHEDULE I

TO

PLEDGE AGREEMENT

The Pledged Interests

in

CC3 Acquisition, LLC

Sunrise Senior Living Investments, Inc.

a Virginia corporation

c/o Sunrise Senior Living, Inc.

7900 Westpark Drive, Suite T-900

McLean, VA 22102

Attention: General Counsel and Chief Financial Officer

Telephone: (703) 854-0334 and (703) 744-1833

Telecopier: (703) 744-1628

Electronic Mail: marc.richards@sunriseseniorliving.com and david.haddock@sunriseseniorliving.com

Website Address: www.sunriseseniorliving.com

Organizational ID – 0410231-5 (VA)

40% Membership Interest

SCHEDULE II

TO

PLEDGE AGREEMENT

Percentage Interests of the Members

in

CC3 Acquisition, LLC

Member	Percentage Interest	Initial Capital Contribution ($)
CNL Income Senior Holding, LLC	60%	$134,291,245.88
Sunrise Senior Living Investments, Inc.	40%	$89,527,497.25